March 31, 2023

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 1.37% and 1.41%, respectively, in the first quarter of 2023, ahead of the Russell 1000 Value Index (Russell Value) which advanced 1.01%. The three year advances for SSHFX of 19.51% and for SSHVX of 19.73% were ahead of the Russell Value’s 17.93%. As long-term investors, we highlight that Sound Shore’s 35 year annualized returns of 10.08% and 10.38%, for SSHFX and SSHVX, respectively, as of March 31, 2023, were ahead of the Russell Value at 9.97%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www. soundshorefund.com.

The year began with hopes that interest rates and inflation were peaking and that the economy would be more resilient. Stocks responded positively in January before pausing in February as inflation data suggested the Fed’s more restrictive posture would continue. Meanwhile, the speed of the Fed’s rate rises led to problems in the banking sector, which manifested themselves in the crisis that unfolded in March. Although it is too early to draw conclusions, this episode may be yet another example of the market’s adjustment to the normalization of interest rates. As we have discussed in prior letters, this will likely take a number of years to play out and will be an important driver of valuation and performance within both the equity and fixed income markets. During the quarter, as rates began to stabilize, growth stocks had a sharp rebound. Leading the rally were a concentrated group of large companies within the technology, consumer discretionary and communications services sectors. Meanwhile, utilities, health care, energy and financials all finished lower. We’ve seen tremendous dispersion in performance as this cycle rolls through various geographies and industries at different times.

Our portfolio ended slightly ahead of the Russell Value but had similar divergence in performance. As the market adjusts to higher rates, earnings and cash flow will drive stock performance and the first quarter included that dynamic. Contributors included semiconductor capital equipment supplier Applied Materials (AMAT) which advanced after announcing higher than expected fourth quarter sales growth. With a strong balance sheet to withstand uncertain near term orders, the company continues to gain market share. A name that we have owned successfully in the past, we were able to purchase AMAT during the market selloff in June of 2022 when it was trading below normal at 10 times earnings. A technological winner in its industry, the company has 70%+ share in many of its submarkets and is diversified across customer segments. We believe management can continue building value through market share gains and operating discipline.

Another strong performer was apparel maker PVH Corp. Similar to AMAT, PVH fell during the downturn last summer bottoming at five times 2022 earnings and a staggering three times longer-term earnings power. At the time, consumer spending concerns made investors uneasy, despite the company’s core business continuing to grow. With leading brands such as Tommy Hilfiger and Calvin Klein, along with a strong balance sheet to withstand a sales slowdown, PVH was executing well and we added to our position. After a solid report in November and again this March, the stock has rebounded nicely. A more focused product development process and disciplined cost cutting has resulted in stable earnings per share, which the market has applauded. Although we are watching consumer spending closely, we believe PVH is still attractively valued at 8 times earnings and see further upside from here.

The biggest detractor for the period was our investment in SVB Financial Group. In December 2022, the stock was trading for a slight premium to book value (1.2 times) for a bank that historically generated above average growth and returns, with limited credit risk. Over the last few years, the company had grown its deposit base as a preferred provider of capital for the innovation economy. In the process, SVB built a portfolio of high quality securities, primarily U.S. Treasuries and Agency-backed mortgages, which declined in value as interest rates rose. By itself, this would impact profitability over time, but not be a significant regulatory issue as they could hold the securities to maturity. However, management’s unexpected announcement to raise capital created uncertainty for depositors and investors. What followed was a classic “bank run” where corporate clients began to withdraw deposits at an unprecedented rate, amplified by social media and the speed of digital banking.

After SVB’s announcements, we moved swiftly: Recognizing the deposit outflow risk, we sold approximately 1/3 of our shares before trading in the stock was halted. In addition, we reduced the portfolio’s financial services and bank exposure. While clearly a disappointing outcome, we were quick to monitor the broader impact on the economy and markets. Importantly, given the diversification of the portfolio, which includes 36 positions, Sound Shore’s return for the first quarter, as outlined above, was slightly ahead of our primary benchmark, the Russell Value.

Another first quarter detractor was drug maker Pfizer, a leader in vaccines and treatments. We started our investment during the fourth quarter of 2019 after management announced it would separate the company’s slower growth assets, providing us with the opportunity to invest at an attractive valuation. After almost a decade of flat earnings, we believe that Pfizer’s limited near-term patent expirations and strong expense control could yield sustainably higher earnings. In addition, the company’s new product pipeline, including advanced cancer treatments and vaccines, received little valuation credit. Of course no one could have foreseen the pandemic, but Pfizer’s ability to innovate proved vital. The company’s COVID-19 vaccine and antiviral treatment have been life-saving for millions of patients. The return to a more normal, post-COVID environment has some investors reconsidering Pfizer’s growth prospects. We believe that the years-long repositioning of Pfizer’s core business should improve earnings growth, without the help from COVID related products. The stock remains compelling at 11 times earnings.

The events of the first quarter remind us of one of our favorite quotes by legendary economist Peter Bernstein, “Humility is an enormously important quality. You can’t win without it. Survival in the end is where the winners are by definition, and survival begins with humility.” We remain active, as we always are, in volatile periods as opportunities present themselves. Our team is continuously researching stocks that are cheap versus their historic norms and the market, where value is building ahead of expectations. Today, our emphasis on stock-specific sources of outperformance should prove as relevant as ever. While the duration of central bank and fiscal stimulus and the pace of inflation will be important factors to monitor, it’s critical to remain humble - know that you don’t know, and keep digging. We believe our portfolio, with an average twelve month forward P/E ratio of 11 times versus the Standard & Poor’s 500 Index of 18 times and the Russell Value of 14 times, is well positioned with strong balance sheets and better free cash flow.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2023 were -8.46%, 5.99%, and 8.85%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were -8.30%, 6.18%, and 9.04%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.83% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2023. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/23: Applied Materials, Inc.: 2.54%; Pfizer, Inc.: 3.68%; PVH Corp.: 3.49%; and SVB Financial Group: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/23 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2023

	Share
	Amount	Value
Common Stock (96.6%) (a)
Consumer Discretionary (12.0%)
General Motors Co.	676,420	$24,811,086
Lennar Corp., Class A	273,135	28,709,220
PVH Corp.	346,730	30,914,447
Victoria's Secret & Co. (b)	649,830	22,191,694
		106,626,447
Consumer Staples (4.2%)
Conagra Brands, Inc.	525,980	19,755,809
The Kraft Heinz Co.	453,915	17,552,893
		37,308,702
Energy (7.6%)
Baker Hughes Co.	715,910	20,661,163
Kinder Morgan, Inc.	1,296,885	22,708,456
TotalEnergies SE, ADR	406,930	24,029,216
		67,398,835
Financials (9.8%)
Berkshire Hathaway, Inc., Class B (b)	97,575	30,128,233
Capital One Financial Corp.	285,075	27,412,812
Wells Fargo & Co.	777,185	29,051,175
		86,592,220
Health Care (21.7%)
Avantor, Inc. (b)	1,252,855	26,485,355
Cardinal Health, Inc.	333,835	25,204,542
Centene Corp. (b)	278,305	17,591,659
GE HealthCare Technologies, Inc. (b)	323,330	26,522,760
Hologic, Inc. (b)	214,430	17,304,501
Merck & Co., Inc.	204,445	21,750,903
Organon & Co.	1,069,640	25,157,933
Pfizer, Inc.	799,530	32,620,824
		192,638,477
Industrials (11.4%)
FedEx Corp.	91,005	20,793,733
Huntington Ingalls Industries, Inc.	111,445	23,071,344
PACCAR, Inc.	251,017	18,374,444

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2023

	Share
	Amount	Value
Industrials (11.4%) (continued)
Robert Half International, Inc.	235,360	$18,962,955
The Boeing Co. (b)	95,330	20,250,952
		101,453,428
Information Technology (20.9%)
Applied Materials, Inc.	183,220	22,504,913
Cisco Systems, Inc.	339,905	17,768,534
Flex, Ltd. (b)	1,608,520	37,012,045
Lam Research Corp.	40,285	21,355,884
Micron Technology, Inc.	277,060	16,717,800
NXP Semiconductors NV	176,730	32,955,727
Oracle Corp.	394,035	36,613,732
		184,928,635
Materials (2.5%)
Cleveland-Cliffs, Inc. (b)	1,187,415	21,765,317

Utilities (6.5%)
Constellation Energy Corp.	281,500	22,097,750
Vistra Corp.	1,462,860	35,108,640
		57,206,390

Total Common Stock (96.6%) (cost $721,484,379)		855,918,451

Short-Term Investment (3.2%)
Money Market Fund (3.2%)
First American Government Obligations Fund, Class X, 4.65% (c)	28,813,933	28,813,933

Total Short-Term Investment (3.2%) (cost $28,813,933)		28,813,933

Investments, at value (99.8%) (cost $750,298,312)		$884,732,384
Other Assets Less Liabilities (0.2%)		1,670,315
Net Assets (100.0%)		$886,402,699

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2023

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s class X shares 7-day yield as of March 31, 2023.

ADR      American Depositary Receipt

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2023

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated Sound Shore Management, Inc. (the "Adviser"), as the Fund's valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MARCH 31, 2023

unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.

The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2023:

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)

MARCH 31, 2023

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$855,918,451	$–	$–	$855,918,451
Money Market Fund	28,813,933	–	–	28,813,933
Total Investments	$884,732,384	$–	$–	$884,732,384

At March 31, 2023, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

[INTENTIONALLY LEFT BLANK]

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.acaglobal.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

Philadelphia, Pennsylvania

207-QR-0323

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)

MARCH 31, 2023

SOUND SHORE FUND